UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21694
                  --------------------------------------------

                      MELLON OPTIMA L/S STRATEGY FUND, LLC
          -------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                             Mellon Financial Center
                           One Boston Place, 024-0071
                           Boston, Massachusetts 02108
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                         -------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (877) 257-0004
           -----------------------------------------------------------

                        Date of fiscal year end: March 31
                   ------------------------------------------

                    Date of reporting period: March 31, 2007
                     --------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

         The Annual Report to Investors is attached herewith.



                      MELLON OPTIMA L/S STRATEGY FUND, LLC














                           ANNUAL REPORT TO INVESTORS

                        FOR THE YEAR ENDED MARCH 31, 2007

This report and the financial statements contained herein are submitted for the general information of the investors of Mellon Optima L/S Strategy Fund, LLC ("the Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund's Confidential Offering Memorandum (the "Offering Memorandum").

Any information in this investor report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC's web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

The Fund is available only to investment management clients of the Private Wealth Management Group of Mellon Financial Corporation, and only if they have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Interests in the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associates with the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

                         MELLON OPTIMA L/S STRATEGY FUND, LLC

                    PORTFOLIO SUMMARY - MARCH 31, 2007 (UNAUDITED)
-------------------------------------------------------------------------------------------

                                                                               PERCENTAGE OF
INVESTMENT FUNDS                     COST                   VALUE               NET ASSETS
-------------------------------------------------------------------------------------------
Opportunistic                    $139,612,937           $167,698,941                 31.2%
Growth                            131,610,286            149,489,914                 27.8%
Value                             124,413,209            146,784,471                 27.3%
Global                             53,000,000             61,299,467                 11.4%
                                --------------          -------------           -----------
TOTAL INVESTMENT FUNDS           $448,636,432           $525,272,793                 97.7%
                                ==============          =============           ===========








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                                MELLON OPTIMA L/S STRATEGY FUND, LLC


                                              SCHEDULE OF INVESTMENTS - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        PERCENTAGE OF
INVESTMENT FUNDS                                                      COST               VALUE            NET ASSETS   LIQUIDITY+
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNISTIC
Hunter Global Investors Fund I L.P.                              $ 19,127,412         $ 22,574,289             4.2%    Quarterly
Impala Fund LP                                                     22,000,000           26,918,551             5.0%    Quarterly
Karsh Capital II, LP                                               28,125,331           34,827,208             6.5%    Quarterly
Kingdon Associates                                                 25,283,055           31,364,347             5.8%    Quarterly
Raptor Global Fund L.P.                                            23,077,139           27,860,221             5.2%    Quarterly
Sage Opportunity Fund (QP), L.P.                                   22,000,000           24,154,325             4.5%    Quarterly
                                                                 -------------        -------------       ----------
                                                                  139,612,937          167,698,941            31.2%
                                                                 -------------        -------------       ----------
GROWTH
Alydar QP Fund, L.P.                                               20,570,236           24,047,957             4.5%    Quarterly
Chilton QP Investment Partners, L.P.                               21,000,000           21,830,795             4.0%    Annually
Copper Arch Fund, L.P.                                             21,000,000           24,382,509             4.5%    Quarterly
Highbridge Long/Short Equity Fund, L.P.                            21,643,955           25,339,022             4.7%    Quarterly
Intrepid Capital Fund (QP), L.P.                                   16,432,041           18,677,660             3.5%    Quarterly
Maverick Fund USA, Ltd.                                            10,964,054           12,726,489             2.4%    Annually
Pequot Capital                                                     20,000,000           22,485,482             4.2%    Annually
                                                                 -------------        -------------       ----------
                                                                  131,610,286          149,489,914            27.8%
                                                                 -------------        -------------       ----------
VALUE
Amici Qualified Associates L.P.                                    25,173,446           28,019,673             5.2%    Quarterly
Clovis Capital Partners Institutional, L.P.                        16,247,705           19,691,260             3.7%    Quarterly
Delta Institutional, L.P.                                          19,624,302           23,049,423             4.3%    Quarterly
Kinetics Institutional Partners, L.P.                              22,000,000           28,940,948             5.4%    Quarterly
Shoshone Partners, L.P.                                            17,299,000           19,669,800             3.6%    Annually
Thruway Partners, L.P.                                             24,068,756           27,413,367             5.1%    Quarterly
                                                                 -------------        -------------       ----------
                                                                  124,413,209          146,784,471            27.3%
                                                                 -------------        -------------       ----------
GLOBAL
Asian Century Quest Fund (QP), L.P.                                19,000,000           20,770,115             3.9%    Quarterly
Calypso Qualified Partners, L.P.                                   18,500,000           22,538,983             4.2%    Monthly
Lansdowne European Strategic Equity Fund, L.P.                     15,500,000           17,990,369             3.3%    Monthly
                                                                 -------------        -------------       ----------
                                                                   53,000,000           61,299,467            11.4%
                                                                 -------------        -------------       ----------
TOTAL INVESTMENT FUNDS                                            448,636,432          525,272,793            97.7%
                                                                 -------------        -------------       ----------

AFFILIATED INVESTMENTS
Dreyfus Institutional Preferred Plus Money Market Fund             14,250,002           14,250,002             2.6%    Daily
                                                                 -------------        -------------       ----------
TOTAL INVESTMENTS                                                $462,886,434          539,522,795           100.3%
                                                                 =============        -------------       ----------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                   (1,652,450)            (0.3)%
                                                                                      -------------       ----------
TOTAL NET ASSETS                                                                      $537,870,345           100.0%
                                                                                      =============       ==========

+ The Portfolio Funds provide for periodic redemptions, with lock-up provisions up to two years from initial investment.
The liquidity provisions shown in the table apply after any applicable lock-up provision.





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                                       2

                                                MELLON OPTIMA L/S STRATEGY FUND, LLC

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                           MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in funds, at value (Cost at $448,636,432) (Note 2A)                                            $525,272,793
      Investments in affiliated issuers, at value (Cost at $14,250,002) (Note 2F)                                  14,250,002
      Advance investments in funds, at value (Note 4)                                                               8,000,000
      Receivable for investments sold                                                                                 699,230
      Prepaid expenses                                                                                                169,785
                                                                                                                 -------------
          Total assets                                                                                            548,391,810

LIABILITIES
      Proceeds from sale of interests received in advance (Note 10)                   $        7,904,000
      Payable for repurchase of interests (Note 9)                                               872,724
      Accrued investment advisor fees (Note 3)                                                 1,331,399
      Accrued accounting and administration fees (Note 3)                                        138,564
      Accrued professional fees                                                                  253,560
      Accrued Directors' fees (Note 3)                                                            11,817
      Accrued Chief Compliance Officer fees (Note 3)                                               2,562
      Accrued custody fees (Note 3)                                                                1,413
      Other accrued expenses and liabilities                                                       5,426
                                                                                      -------------------
          Total liabilities                                                                                        10,521,465
                                                                                                                 -------------

NET ASSETS                                                                                                       $537,870,345
                                                                                                                 =============

INVESTORS' CAPITAL
      Net capital contributions                                                                                  $461,233,984
      Net unrealized appreciation                                                                                  76,636,361
                                                                                                                 -------------
INVESTORS' CAPITAL                                                                                               $537,870,345
                                                                                                                 =============





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                          MELLON OPTIMA L/S STRATEGY FUND, LLC

                                                STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED MARCH 31, 2007
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Dividend income from affiliated investments (Note 2F)                                         $    516,431

EXPENSES
      Investment advisory fee (Note 3)                                          $ 7,094,329
      Accounting, administration and investor services fees (Note 3)                315,306
      Audit and tax service fees                                                    250,000
      Insurance expense                                                             167,526
      Legal fees                                                                     69,176
      Directors' fees (Note 3)                                                       59,169
      Chief Compliance Officer fees (Note 3)                                         25,813
      Custody fees (Note 3)                                                          17,657
      Miscellaneous expenses                                                        (12,848)
                                                                                ------------
          Total expenses                                                                               7,986,128
                                                                                                    -------------
                Net investment income (loss)                                                          (7,469,697)

REALIZED AND UNREALIZED GAIN (LOSS)
      Net realized gain (loss) on portfolio funds sold                             (394,450)
      Net change in unrealized appreciation (depreciation)
          on investments in portfolio funds                                      40,347,273
                                                                                ------------
                Net realized and unrealized gain (loss)                                               39,952,823
                                                                                                    -------------

NET INCREASE IN INVESTORS' CAPITAL DERIVED FROM INVESTMENT OPERATIONS                               $ 32,483,126
                                                                                                    =============





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       MELLON OPTIMA L/S STRATEGY FUND, LLC


                                   STATEMENTS OF CHANGES IN INVESTORS' CAPITAL
----------------------------------------------------------------------------------------------------------------

                                                                                         FOR THE PERIOD
                                                                                           MAY 2, 2005
                                                                       FOR THE          (COMMENCEMENT OF
                                                                      YEAR ENDED       OPERATIONS) THROUGH
                                                                    MARCH 31, 2007       MARCH 31, 2006
                                                                   ----------------    --------------------
INCREASE (DECREASE) IN INVESTORS' CAPITAL FROM
INVESTMENT OPERATIONS
      Net investment income (loss)                                   $ (7,469,697)         $ (3,649,012)
      Net realized gain (loss) on portfolio funds sold                   (394,450)            3,006,397
      Net change in unrealized appreciation (depreciation)
          on investments in portfolio funds                            40,347,273            36,289,088
                                                                     -------------         -------------
          Net Increase in Investors' Capital Derived
               from Operations                                         32,483,126            35,646,473
                                                                     -------------         -------------

CAPITAL TRANSACTIONS
      Proceeds from conversion of Mellon Hedge Fund I                           -           122,131,552
      Proceeds from sale of interests                                 219,625,250           148,979,099
      Repurchase of interests                                         (17,399,792)           (3,595,363)
                                                                     -------------         -------------
          Net Increase in Investors' Capital Derived from
               Capital Transactions                                   202,225,458           267,515,288
                                                                     -------------         -------------

TOTAL INCREASE (DECREASE) IN INVESTORS' CAPITAL                       234,708,584           303,161,761

INVESTORS' CAPITAL
      At beginning of period                                          303,161,761                     -
                                                                     -------------         -------------
      At end of period                                               $537,870,345          $303,161,761
                                                                     =============         =============





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                   MELLON OPTIMA L/S STRATEGY FUND, LLC


                                           FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                                MAY 2, 2005
                                                       FOR THE               (COMMENCEMENT OF
                                                     YEAR ENDED            OPERATIONS) THROUGH
                                                   MARCH 31, 2007            MARCH 31, 2006
                                                   ----------------      -----------------------
TOTAL RETURN                                              5.96%                  17.31% (1)
RATIOS TO AVERAGE NET ASSETS:
      Expenses                                            1.74% (2)               1.95% (2)(3)
      Net Investment loss                                (1.63%)                 (1.80%)(3)
PORTFOLIO TURNOVER RATE                                      2%                     17% (4)
NET ASSETS, END OF PERIOD (000'S OMITTED)            $ 537,870                $303,162

   --------------


      (1) Total return is for the period indicated and has not been annualized.
      (2) Expense ratios of the underlying funds are not included in the expense ratio.
      (3) Annualized.
      (4) Not Annualized.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                                             STATEMENT OF CASH FLOWS
                                        FOR THE YEAR ENDED MARCH 31, 2007
----------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES


      Net increase in investors' capital resulting from operations                 $  32,483,126
      Adjustments to reconcile net increase in investors' capital from operations to net cash used in operating activities:
          Purchases of long-term investments                                        (213,500,000)
                   Proceeds from sale of long-term investments                         9,996,263
          Purchases of short-term investments                                        (52,012,152)
          Proceeds from sale of short-term investments                                38,852,355
          Net realized loss on investments                                               394,450
          Net change in unrealized appreciation on investments                       (40,347,273)
          Decrease in advance investments in funds                                    67,500,000
          Decrease in receivable for investments sold                                  8,283,766
          Increase in prepaid expenses                                                  (164,367)
          Increase in accrued investment advisor fees                                    644,325
          Increase in accrued professional fees                                           80,304
          Increase in accrued accounting and administrative fees                          55,708
          Increase in accrued Directors' fees                                              2,685
          Decrease in accrued Chief Compliance Officer fees                               (1,688)
          Decrease in accrued custody fees                                                (2,695)
          Decrease in other accrued expense and liabilities                              (35,005)
                                                                                   --------------
                Net cash used in operating activities                               (147,770,198)
                                                                                   --------------

CASH FLOWS FROM FINANCING ACTIVITIES


Proceeds from sale of interests                                                      164,476,750
Repurchase of interests                                                              (16,706,552)
                                                                                   --------------
                Net cash provided by financing activities                            147,770,198
                                                                                   --------------

Net change in cash                                                                            --
                                                                                   --------------
Cash at beginning of year                                                                     --
                                                                                   --------------
Cash at end of year                                                                $          --
                                                                                   ==============





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION:

Mellon Optima L/S Strategy Fund, LLC (the "Fund") was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company.

The Fund's investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as "long/short." This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles and in other registered investment companies (collectively, the "Investment Funds"), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged Mellon Hedge Advisors LLC (the "Adviser"), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an indirect wholly owned subsidiary of Mellon Financial Corporation, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser has engaged Optima Fund Management LLC (the "Sub-Investment Adviser"), a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties.

Interests are offered solely to eligible investors ("Investors") in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Initial and additional applications for interests in the Fund by Investors may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for interests in the Fund.

Interests of the Fund are not redeemable. The Fund from time to time may offer to repurchase interests pursuant to written tenders. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase interests from Investors twice each year, near mid-year and year-end. Investors can transfer or assign their membership interests only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

(2) SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


A. VALUATION OF THE FUND AND ITS INVESTMENTS

Net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Directors may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

The Directors have approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Directors may designate and ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by each Investment Fund and are net of management fees and performance incentive fees or allocations payable to the Investment Funds' managers or pursuant to the Investment Funds' agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Fund values its portfolio.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost upon the value on such date unless the Board determines during such sixty-day period that amortized cost does not represent fair value.

Distributions received or withdrawals from Investment Funds, whether in the form of cash or securities, are first applied as a reduction of the investment's cost.

B. SECURITIES TRANSACTIONS AND INCOME

Securities transactions are recorded as of the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. The Investment Funds in which the Fund invests do not regularly distribute income and realized gains from their underlying investment activity. Such undistributed amounts are captured in the value of the Investment Funds in the form of unrealized appreciation.

C. FUND COSTS

The Adviser bore the non-recurring initial offering and organizational costs of the Fund. The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; a portion, as determined by the Board, of the compensation payable to the Fund's Chief Compliance Officer; certain printing costs; and expenses of meetings of the Board and Investors.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


D. INCOME TAXES

The Fund is treated as a partnership for Federal income tax purposes. Accordingly, no provision is made by the Fund for Federal or state income taxes. For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the Investor's taxable year. Each item will have the same character to an Investor, and will generally have the same source (either United States or foreign), as though the Investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

At March 31, 2007, the Fund reclassified $7,469,697 and $394,450 from undistributed net investment loss and accumulated net realized loss on investments respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Fund's Members and had no effect on the net assets.

The cost of investments for Federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on each calendar year Schedules K-1. The aggregate cost of Investment Funds and the gross unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2007 are noted below.

Federal tax cost of investment funds     $480,170,809  ***
                                         -------------

Gross unrealized appreciation              59,351,986
Gross unrealized depreciation                       -
                                         -------------
Net unrealized appreciation              $ 59,351,986
                                         =============

***Based on accumulated taxable income for the tax year ended December 31, 2006 and aggregate purchases and sale of proceeds of Investment Funds up to March 31, 2007.

E. USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Fund believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

F. SHORT-TERM INVESTMENTS

Short-term investments consist of liquid investments with maturities of less than 90 days. The Fund had $14,250,002 invested in Dreyfus Institutional Preferred Plus Money Market Fund, an affiliated institutional money market, including $123,639 of segregated funds, which represents 5% of the estimated value of the June 30, 2006 tender offer. See Note 9.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


(3) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the "Investment Advisory Fee") at the annual rate of 1.50% of the Fund's net assets. Pursuant to this agreement the Fund was charged $7,094,329 for the year ended March 31, 2007.

On December 4, 2006, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Mellon Hedge Fund Advisors LLC will become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and MFC's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

Prior to January 1, 2007, the Fund compensated DPM Mellon, L.L.C. ("DPM"), a wholly-owned indirect subsidiary of MFC, under an Administration and Transfer Agency Agreement for certain administration and transfer agency services for the Fund. In consideration for these services, the Fund paid DPM an annual fee calculated based upon the net assets of the Fund, subject to a minimum monthly fee, and reimbursed certain of DPM's expenses. Pursuant to this agreement, DPM charged the Fund $177,445 during the period of April 1, 2006 to December 31, 2006.

As of December 21, 2006, the Fund entered into an Administration Agreement with SEI Global Services, Inc. ("SEI") for certain administration and transfer agency services for the Fund. The agreement was effective January 1, 2007. SEI is not an affiliate of the Fund.

The Fund compensates Mellon Trust of New England, N.A. ("MTNE"), a wholly-owned direct subsidiary of MFC, under a Custody Agreement to provide custody services for the Fund. In consideration for these services, MTNE earns interest on balances, including disbursement balances and balances arising from purchase and sale transactions, and the Fund reimburses certain of MTNE's expenses. Pursuant to this agreement, the Fund was charged $17,657 for the year ended March 31, 2007.

The Fund has contracted with Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $17,003 for the year ended March 31, 2007, which is included in miscellaneous expenses on the Statement of Operations.

The Fund reimburses Mellon Asset Management for a portion of the salary of the Fund's Chief Compliance Officer. Pursuant to this arrangement, the Fund was charged $25,813 for the year ended March 31, 2007. No other director, officer or employee of Mellon Hedge Advisors, LLC or its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates (an "Independent Director") an annual retainer and per meeting fees. The Fund also reimburses the Independent Directors for their reasonable out-of-pocket expenses. In addition, the Fund pays the legal fees for the independent counsel of the Independent Directors. The Directors do not receive any pension or retirement benefits from the Fund.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


(4) INVESTMENT TRANSACTIONS:

During the year ended March 31, 2007, the Fund had aggregate purchases and proceeds from sales of Investment Funds of $213,500,000 and $9,996,263, respectively.

At March 31, 2007, the Fund had made advance investments of $8,000,000 in Maverick Fund USA, Ltd.

(5) INDEMNIFICATION:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund's risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

(7) RISK FACTORS:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

So as to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund's outstanding voting securities. Alternatively, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote some or all securities in, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities in, an Investment Fund, the Fund will not be able to vote on matters that required the approval of security holders of the Investment Fund, including matters that may be adverse to the Fund's and its Investors' interests.

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS


(8) NEW ACCOUNTING REQUIREMENTS:

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(9) INTEREST REPURCHASES:

On March 20, 2006, the Fund offered to repurchase up to $10,000,000 in interests in the Fund from Investors at their estimated net asset value as of June 30, 2006. The offer expired by its terms on April 17, 2006. The Fund received and accepted pursuant to this offer tender requests for Fund interests with an estimated value of $2,504,461. The Fund initially paid out 95% of the estimated value of the repurchased interests. The remaining will be paid out promptly after completion of the Fund's 2007 fiscal year-end audit.

On October 3, 2006, the Fund offered to repurchase up to $20,000,000 in interests in the Fund from Investors at their estimated net asset value as of December 31, 2006. The offer expired by its terms on November 1, 2006. The Fund received and accepted pursuant to this offer tender requests for Fund interests with an estimated value of $14,981,707. The Fund initially paid out 95% of the estimated value of the repurchased interests. The remaining amount will be paid out promptly after completion of the Fund's 2007 fiscal year-end audit.

On March 20, 2007, the Fund offered to repurchase up to $30,000,000 in interests in the Fund from Investors at their estimated net asset value as of June 30, 2007. The offer expired by its terms on April 17, 2007. The Fund received and accepted pursuant to this offer tender requests for Fund interests with an estimated value of $14,233,310. The Fund initially will pay out 95% of the estimated value of the repurchased interests. The remaining amount will be paid out promptly after completion of the Fund's 2008 fiscal year-end audit.

(10) SUBSEQUENT EVENT:

As of March 31, 2007, the Fund had received in advance proceeds from the sale of interests of $7,904,000, which was credited to Investor's Capital as of April 2, 2007. From April 2, 2007 through May 21, 2007, the Fund received additional contributions from Investors of $7,007,500.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Investors and Board of Directors of Mellon Optima L/S Strategy Fund, LLC

In planning and performing our audit of the financial statements of Mellon Optima L/S Strategy Fund, LLC (the "Fund) as of and for the year ended March 31, 2007, in accordance with the standards of the Public Company Accounting
Oversight Board (United States), we considered its internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Fund's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Fund's internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of March 31, 2007.

This report is intended solely for the information and use of management, the Investors and the Board of Directors of Mellon Optima L/S Strategy Fund, LLC and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


                                                           /s/ Ernst & Young LLP


New York, New York
May 30, 2007

            FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING
                         ADVISORY AGREEMENTS (Unaudited)


The 1940 Act requires that the Board of Directors, including a majority of its Directors who are not affiliated with the Fund's investment adviser or sub-investment adviser (the "Independent Directors") voting separately, approve the Fund's investment advisory agreement, sub-investment advisory agreement (together, the "Advisory Agreements") and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the Advisory Agreements, the Board of Directors conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Directors received from the Fund's investment adviser, Mellon Hedge Advisors LLC ("MHA" or the "Adviser") and the Fund's sub-investment adviser, Optima Fund Management LLC ("Optima" or the "Sub-Adviser"), a range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Directors met alone in a private session with their legal counsel on September 28, 2006 to review these materials and to discuss the proposed continuation of the Fund's Advisory Agreements. The entire Board then met on October 17, 2006. Representatives of the Adviser attended a portion of the October meeting to provide additional information and to respond to questions and comments arising from the Independent Directors' review of the materials and their deliberations.

The information requested by the Independent Directors and reviewed by the entire Board included:

(i) FINANCIAL AND ECONOMIC DATA: The Adviser's unaudited balance sheet and income statement, as well as a profitability analysis of the Adviser and the Sub-Adviser;

(ii) MANAGEMENT TEAMS AND OPERATIONS: The Adviser's Form ADV, as well as information concerning the Adviser's executive management, investment committee, and overall organizational structure;

(iii) COMPARATIVE PERFORMANCE AND FEES: Analyses prepared by the Adviser regarding the Fund's historical performance, and an analysis of the Fund's management fee and expense ratio compared to a peer group of similar funds selected by the Adviser;

(iv) SPECIFIC FACTS RELATING TO THE FUND: The Sub-Adviser's commentary on the Fund's performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) OTHER BENEFITS: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates, including revenues received by Mellon affiliates in consideration of advisory, custodial, administrative, and transfer agency services provided by such affiliates to the Fund, and information about the ownership of MHA by Mellon and Mellon's profit interest in Optima.

In considering the continuation of the Fund's Advisory Agreements, the Board of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling, and individual Directors did not necessarily attribute the same weight or importance to each factor. The Directors determined that the terms and conditions of the Advisory Agreements and the compensation to the Adviser and Sub-Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Directors' determination are described below.

            FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING
                         ADVISORY AGREEMENTS (Unaudited)


NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, scope and quality of the overall services provided to the Fund by the Adviser and Sub-Adviser. In their deliberations as to the continuation of the Advisory Agreements, the Directors were also mindful of the fact that, by choosing to invest in the Fund, the Fund's investors have chosen to entrust the Adviser, under the supervision of the Board and with the advice of the Sub-Adviser, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser and the Sub-Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Directors reviewed the background and experience of MHA's investment committee and also met with representatives of the Adviser. The Directors considered the differing scope and nature of the investment management services provided by MHA and Optima, respectively, in analyzing, selecting and monitoring managers of hedge funds and the responsibility of MHA to oversee the performance of Optima. In these discussions, the Board focused in particular on MHA's and Optima's expertise with regard to investment strategies and techniques utilized by hedge funds and managers of hedge funds.

The Board determined that the Adviser and the Sub-Adviser had the expertise and resources to manage the Fund effectively.

INVESTMENT PERFORMANCE

The Board considered the investment performance of the Fund against its blended benchmark (the S&P L/S Equity benchmark, which is comprised 90% of the S&P L/S Equity Index and 10% of the S&P Global (non-US) Hedge Equity Index), as well as to the S&P 500 Index. The Board was cognizant of the fact that, because the Fund's investment strategy is designed to produce returns largely uncorrelated to those of the broader securities markets, the S&P 500 Index was included to demonstrate the lack of correlation rather than as a strategy benchmark for the Fund.

In considering the Fund's long term performance it was noted that the Fund was the successor to Mellon Hedge Fund I ("MHF"), a common trust fund launched on February 1, 2003 having substantially the same objective and strategies as the Fund and as to which Optima had served as subadviser.

The Board considered the Fund's performance for the one-year period ended June 30, 2006 based on the materials provided to the Board at the September 28, 2006 meeting. The Board found that the Fund outperformed its blended benchmark and the S&P 500 Index for the one-year period (9.80% vs. 6.29% and 8.62%, respectively). The Board also noted that if the returns of MHF, the Fund's predecessor, adjusted for Fund expenses, were blended with the Fund's return, the combined MHF/Fund return underperformed the S&P 500 Index for the three-year period (9.60% vs. 11.21%) and since inception (February 1, 2003) period (10.57% vs. 14.29%). The Directors also noted that blended benchmark data for the 3-year and since-inception periods was not available.

            FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING
                         ADVISORY AGREEMENTS (Unaudited)


ADVISORY FEE AND OTHER EXPENSES

The Board also reviewed the advisory fees and expense ratios of the Fund and compared such data with a peer group of similar funds compiled by Mellon. The Board noted that the Fund's contractual advisory fee payable to MHA was 1.50% of the Fund's net assets, and from that fee MHA paid 0.75% to Optima. They also noted that the Fund's expense ratio was 1.73%.

The Board also noted that as investors in a fund of hedge funds, the investors of the Fund would bear not only the fees and expenses of the Fund itself but also indirectly the fees, including asset-based fees and performance-based fees, and other expenses of the hedge funds in which the Fund invests, and may also bear investment advisory fees payable by such investors as clients of Mellon Private Wealth Management, outside the Fund. Although neither MHA nor Optima has any separate account products utilizing the same strategy, the Board did note that the 1.50% advisory fee payable by the Fund is identical to that payable by a fund of hedge funds that is managed by Optima under a similar mandate as the Fund.

The Board noted that the aggregate fees to be paid to MHA and Optima, while higher than those of a typical registered investment company with a more conventional investment strategy, were fair and reasonable in relation to the nature and quality of the services to be provided by each, and the aggregate fee was fair and reasonable in relation to the fees payable to other managers by other funds of hedge funds having a similar objective and strategy, which, based on the comparative peer group data provided, ranged from 0.85% to 1.99%.

In considering the portions of the total 1.50% advisory fee retained by MHA and paid to Optima, the Board considered that, while Mellon had a 14.9% profit interest and 24.9% voting interest in Optima, the disparate ownership of MHA and Optima indicated an arm's length fee arrangement existed between the two firms. The Board concluded that the allocation of the overall fee was reasonable in relation to the services provided by each firm.

Furthermore, the Board concluded that the Fund's 1.73% actual total expense ratio, while higher than that of a typical registered investment company with a more conventional investment strategy, was reasonable in relation to that of the other funds of hedge funds in the peer group presented, which ranged from 1.53% to 3.22% before giving effect to applicable expense limitations and from 1.53% to 2.30% after giving effect to applicable expense limitations.

THE ADVISER'S PROFITABILITY

The Independent Directors considered each of MHA's and Optima's profitability in managing and sub-advising, respectively, the Fund as well as the different methodology used to compute such profitability with respect to each firm, and the various direct and indirect expenses incurred by MHA and Optima in these roles. In considering Optima's profitability, the Independent Directors considered the fact that the data presented reflected the application of Optima's overall operating margin to its sub-advisory fee in the absence of a fund-specific profitability analysis from Optima. The Independent Directors determined that each firm's profitability in their respective roles with the Fund was reasonable. The Directors noted that they intend to monitor annually the profitability of MHA and Optima.

ECONOMIES OF SCALE

The Board also considered the extent to which economies of scale might be realized as the Fund grows. The Independent Directors concluded that, at existing asset levels and considering current assets growth projections and management's earlier statements concerning an anticipated maximum Fund asset size, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

            FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN APPROVING
                         ADVISORY AGREEMENTS (Unaudited)


OTHER BENEFITS

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Fund, including potential incremental growth in the business of Mellon Private Wealth Management as a result of the availability of the Fund as an additional product within that business, revenues received by Mellon affiliates in consideration of advisory, custodial, administrative, and transfer agency services provided by such affiliates to the Fund, and Mellon's 14.9% share of profits derived from the subadvisory fees payable by the Fund. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. It was also noted that the Board had engaged in discussions with management, both earlier in the meeting and in previous meetings, concerning the replacement of the Fund's affiliated transfer agent and administrator with an unaffiliated service provider.

The Board considered the fact that Mellon operates businesses other than the Fund, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Fund.

                                     *   *   *

The foregoing factors were among those weighed by the Directors in determining that the terms and conditions of the Fund's Advisory Agreements and the compensation to the Adviser and Sub-Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the Advisory Agreements for a one-year period.

------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND OFFICERS (UNAUDITED)

The following table lists the Fund's directors and officers; their addresses and dates of birth; their position(s) with the Fund;
the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The
Fund's Confidential Offering Memorandum includes additional information about the Fund's Directors and is available, without charge to qualified clients of Mellon Private Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston
Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                         TERM OF                                 PORTFOLIOS         OTHER
                                         OFFICE                                  IN FUND        DIRECTORSHIPS       DIRECTOR
                                           AND                                    COMPLEX           HELD BY        REMUNERATION
                        POSITION(S)     LENGTH OF                                OVERSEEN          DIRECTOR       (YEAR ENDED
NAME (AGE), ADDRESS      HELD WITH        TIME       PRINCIPAL OCCUPATION(S)        BY           OUTSIDE FUND       MARCH 31,
AND DATE OF BIRTH          FUND          SERVED       DURING PAST 5 YEARS        DIRECTOR          COMPLEX            2007)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (66)   Director         Term -     Chairman Emeritus,             30               None            $13,500
c/o Decision Resources,                 Indefinite   Decision Resources, Inc.
Inc.                                     Length -    ("DRI"), a biotech and
61 Meadowbrook Road                       Since      pharmaceutical research
Weston, MA 02493                        Inception    and consulting firm;
9/30/40                                              formerly, Chairman of the
                                                     Board and Chief Executive
                                                     Officer, DRI
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman     Director         Term -     William Joseph Maier           30               None            $13,500
(62)                                    Indefinite   Professor of Political
c/o Harvard University                   Length -    Economy, Harvard
Littauer Center 127                       Since      University
Cambridge, MA 02138                     Inception
8/5/44
------------------------------------------------------------------------------------------------------------------------------------
John H. Hewitt (72)      Director         Term -     Trustee, Mertens House,        30                None            $13,500
P.O. Box 2333 New                       Indefinite   Inc., (hospice)
London, NH 03257                         Length -
4/11/35                                   Since
                                        Inception
------------------------------------------------------------------------------------------------------------------------------------
Caleb Loring III (63)    Director         Term -     Trustee, Essex Street          30                None            $15,500
c/o Essex Street                        Indefinite   Associates, (family
Associates                               Length -    investment trust office)
P.O. Box 5600                             Since
Beverly, MA  01915                      Inception
11/14/43
------------------------------------------------------------------------------------------------------------------------------------



                                       19


------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard*     Director,         Term -    President and Chief            30                None            $0
(41)                     President      Indefinite   Operating Officer of The
c/o The Boston           and Chief        Length -   Boston Company Asset
Company                  Executive         Since     Management, LLC;
Asset Management,         Officer       Inception    formerly, Senior Vice
LLC                                                  President and Chief
One Boston Place                                     Operating Officer, Mellon
Boston, MA 02108                                     Institutional Asset
7/24/65                                              Management ("MIAM");
                                                     formerly Vice President
                                                     and
                                                     Chief Financial Officer,
                                                     MIAM
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Sheppard is an "Interested Director," as defined in the 1940 Act, due to his position as President and Chief Operating Officer of The Boston Company Asset Management, LLC, an affiliate of the Adviser.


------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

                                          TERM OF
                                          OFFICE
                                           AND
                         POSITION(S)     LENGTH OF
NAME (AGE), ADDRESS       HELD WITH        TIME          PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH           FUND          SERVED           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
Steven M. Anderson (41)     Vice           Term -    Vice President and Mutual Funds
Mellon Asset             President,     Indefinite   Controller, Mellon Asset Management;
Management                Treasurer      Length -    formerly Assistant Vice President and
One Boston Place          and Chief       Since      Mutual Funds Controller, Standish
Boston, MA 02108          Financial     Inception    Mellon Asset Management, LLC.
7/14/65                    Officer
-------------------------------------------------------------------------------------------------
Jessica A. Drislane (35)   Vice           Term -     First Vice President, and Director of Hedge
c/o Mellon Private       President      Indefinite   Fund Strategies, Mellon Private Wealth
Wealth Management Group                  Length -    Management Group and Vice President,
One Boston Place                        Since June   Mellon Hedge Advisors, LLC; formerly,
Boston, MA 02108                          2005       Founder and Chief Investment Officer,
4/30/72                                              Hub Capital Management and Principal,
                                                     Capital Resource Partners.
-------------------------------------------------------------------------------------------------
Barbara A. McCann (46)      Vice           Term -    Senior Vice President and Head of
Mellon Asset Management  President      Indefinite   Operations, Mellon Asset Management
One Boston Place            and          Length -    ("MAM"); formerly First Vice President,
Boston, MA 02108         Secretary        Since      MAM and Mellon Global Investments.
2/20/61                                 Inception
-------------------------------------------------------------------------------------------------
Ridgeway H. Powell (43)     Vice          Term -     First Vice President of Mellon Private
c/o Mellon Private       President      Indefinite   Wealth Management Group ("MPWM")
Wealth Management Group                  Length -    and Vice President of Mellon Hedge
One Boston Place                        Since June   Advisors, LLC; formerly Head of Taxable
Boston, MA 02108                          2005       Fixed Income Desk, MPWM.
11/5/63
-------------------------------------------------------------------------------------------------

                                       20




                                          TERM OF
                                          OFFICE
                                           AND
                         POSITION(S)     LENGTH OF
NAME (AGE), ADDRESS       HELD WITH        TIME          PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH           FUND          SERVED           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
Denise B. Kneeland (55)  Assistant         Term -    Vice President and Manager, Mutual Funds
Mellon Asset Management    Vice         Indefinite   Operations, Mellon Asset Management;
One Boston Place         President       Length -    formerly Vice President and Manager,
Boston, MA 02108                          Since      Mutual Funds Operations, Standish
8/19/51                                 Inception    Mellon Asset Management, LLC.
------------------------------------------------------------------------------------------------
Mary T. Lomasney (50)      Chief           Term -    First Vice President, Mellon Asset
Mellon Asset Management  Compliance     Indefinite   Management and Chief Compliance
One Boston Place          Officer        Length -    Officer, Mellon Funds Distributor, L.P.
Boston, MA 02108                          Since      and Mellon Institutional Funds; formerly
4/8/57                                  Inception    Director, Blackrock, Inc., Senior Vice
                                                     President, State Street Research &
                                                     Management Company ("SSRM"), and
                                                     Vice President, SSRM
------------------------------------------------------------------------------------------------


ITEM 2.  CODE OF ETHICS.

         On February 22, 2005, the Registrant adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended March 31, 2007, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics to the Registrant's Principal Executive Officer or Principal Financial Officer that relates to any element of the definition of code of ethics as enumerated in Item 2(b) of Form N-CSR. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Directors has determined that the Registrant has more than one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John
         H. Hewitt and Caleb Loring III, both of whom are "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Hewitt served at Morgan Stanley as a securities analyst and also in a supervisory role regarding analysis. He has held a chartered financial analyst designation, as well as a master's degree in business administration from Harvard University. He has been a member of the Registrant's audit committee since its inception. Mr. Loring served as an executive in the commercial lending division of the Bank of Boston, N.A., performing and supervising credit analyses and reviewing financial statements of potential and existing borrowers. Also, Mr. Loring has served as a private trustee in the Ayer Family Office, where his duties involve financial statement analysis. He has been a member of the Registrant's audit committee since its inception, and has served on the audit committees of several privately held companies.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES: The aggregate fees billed or accrued for professional services rendered by the principal accountant, Ernst & Young LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended March 31, 2007 and 2006 were $75,000 and $60,000, respectively.

(B) AUDIT RELATED FEES: The aggregate fees billed for the fiscal years ended March 31, 2007 and 2006 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $5,500 and $5,000, respectively. The nature of the services comprising the fees disclosed under this
         Item include: the examination of compliance with requirements of Rule 17f-2 of the Investment Company Act of 1940.

(C) TAX FEES: The aggregate fees billed for the fiscal years ended March 31, 2007 and 2006 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning were $144,800 and $88,300. Services rendered included the preparation of U.S. federal, state and local tax returns.

(D) ALL OTHER FEES: No such fees were billed to the Registrant by Ernst & Young LLP for the fiscal years ended March 31, 2007 and 2006.

(E) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

         (2) 100% of the services  described in each of  paragraphs  (b) through
         (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.

(F)      Not applicable.

(G) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended March 31, 2007 and 2006 were $722,002 and $769,395, respectively.

(H) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were pre-approved by the Registrant's audit committee of the Board of Directors and no such non-audit services were not pre-approved, the audit committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved by the Registrant's audit committee is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS

         The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Proxy Voting Policies are as follows:

         ------------------------------------ ----------------------------------
         MELLON HEDGE ADVISORS, LLC
         POLICIES AND PROCEDURES
         ------------------------------------ ----------------------------------
         CHAPTER:                             DOCUMENT NUMBER:
         PROXY VOTING                         504
         ------------------------------------ ----------------------------------
         SECTION:                             ISSUED/REVISED DATE:
                                              02/10/2005
         ------------------------------------ ----------------------------------
         SUBJECT:                             PAGE NUMBER:
                                              4
         ------------------------------------ ----------------------------------
         ISSUING DEPARTMENT:                  RESPONSIBLE DEPARTMENT:
         COMPLIANCE                           INVESTMENT COMMITTEE
         ------------------------------------ ----------------------------------

         BACKGROUND: Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

         Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

         REFERENCE: Rules  206(4)-6  and 204-2 under The Investment Advisers Act of 1940.

         POLICY: Mellon Hedge Advisors, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

         RESPONSIBILITY: The Investment Committee has the responsibility for the implementation and monitoring of our proxy voting policy and practices.

         The Chief Compliance Officer has the responsibility to ensure that the firm's proxy voting policy is properly disclosed to its clients.

         PROCEDURES: Mellon Hedge Advisors has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

         VOTING PROCEDURES

         o All employees will forward any proxy materials received on behalf of clients to an authorized investment manager;
         o The authorized investment manager will determine which client accounts hold the security to which the proxy relates;
         o Absent material conflicts, the authorized investment manager will determine how Mellon Hedge Advisors should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

         DISCLOSURE

         o Mellon Hedge Advisors will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mellon Hedge Advisors voted a client's proxies, and that clients may request a copy of these policies and procedures.
         o The authorized investment manager will also send a copy of this summary to all existing clients who have previously received Mellon Hedge Advisors' Disclosure Document; or the authorized investment manager may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

         CLIENT REQUESTS FOR INFORMATION


         o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to an authorized investment manager.
         o In response to any request the authorized investment manager will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mellon Hedge Advisors voted the client's proxy with respect to each proposal about which client inquired.

         VOTING GUIDELINES

         o In the absence of specific voting guidelines from the client, Mellon Hedge Advisors will vote proxies in the best interests of each particular client. Mellon Hedge Advisors' policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Mellon Hedge Advisors' voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
         o Mellon Hedge Advisors will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor's non-audit services.
         o Mellon Hedge Advisors will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

         o In reviewing proposals, Mellon Hedge Advisors will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

         CONFLICTS OF INTEREST

         o Mellon Hedge Advisors will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mellon Hedge Advisors with the issuer of each security to determine if Mellon Hedge Advisors or any of its employees has any financial, business or personal relationship with the issuer.
         o If a material conflict of interest exists, the Chief Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
         o Mellon Hedge Advisors will maintain a record of the voting resolution of any conflict of interest

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF P ORTFOLIO MANAGERS: The table below provides information concerning the persons employed by Mellon Hedge Advisors, LLC, the Registrant's investment adviser (the "Adviser") and Optima Fund Management LLC, the Registrant's sub-investment adviser (the
         "Sub-Investment Adviser") who are primarily responsible for the day-to-day management of the Registrant's portfolio by virtue of their membership on the investment committee of their respective firms (each, an "Investment Committee"). All information provided in the table is as of March 31, 2007. No single individual has exclusive responsibility for investment recommendations or decisions concerning the Registrant.

THE ADVISER

------------------------------------------------------------------------------------------------------------------------------------
       NAME                             TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
David M. Breitwieser     Vice President, Mellon Private Wealth Management Group (since 1997). Senior Director - Portfolio
                         Management, Fort Lauderdale (since 2001). Member of Investment Strategy Committee (since 2003). Vice
                         President, Mellon Hedge Advisors. LLC (since 2005).
------------------------------------------------------------------------------------------------------------------------------------
Jessica A. Drislane      Vice President, Mellon Private Wealth Management Group (since 2005). Vice President, Mellon Hedge Advisors,
                         LLC (since 2006). Principal of Hub Capital Management (2004 to 2005); Vice President of Capital Resource
                         Partners (2002 to 2004).
------------------------------------------------------------------------------------------------------------------------------------
Joseph A. Fernandez      Vice President of Mellon Private Wealth Management Group (since 2004). Vice President, Mellon Hedge
                         Advisors, LLC (since 2005). Member of the Strategic Acquisitions Group (1998 to 2003).
------------------------------------------------------------------------------------------------------------------------------------
Robin J. Kalota          First Vice President of Mellon Private Wealth Management Group. Senior Director - Portfolio Management,
                         Newport Beach (since 1997). Vice President, Mellon Hedge Advisors, LLC (since 2005).
------------------------------------------------------------------------------------------------------------------------------------
Ridgway H. Powell        First Vice President of Private Wealth Management Group (since 1998) and Managing Director of Family Office
                         (since 2003). Vice President, Mellon Hedge Advisors, LLC (since 2005).
------------------------------------------------------------------------------------------------------------------------------------
Steven H. Reiff          Senior Vice President, Mellon Private Wealth Management (since 1999). National Director, Wealth Management
                         (since 2006). Vice President, Mellon Hedge Advisors, LLC (since 2005). Managing Director of Mellon, The
                         Family Office (2002 to 2005). Managing Director of Wealth Strategies (1999 to 2002).
------------------------------------------------------------------------------------------------------------------------------------
Christopher E. Sheldon   Senior Vice President, Mellon Private Wealth Management and Director of Investment Strategy (since 2003).
                         Vice President, Mellon Hedge Advisors, LLC (since 2005). Managing Director of Portfolio Management - West
                         Coast (1998 to 2003).
------------------------------------------------------------------------------------------------------------------------------------



THE SUB-INVESTMENT ADVISER

------------------------------------------------------------------------------------------------------------------------------------

       NAME                             TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Dixon Boardman           Managing Member, Optima Fund Management LLC (since 1988), New York, NY. Senior Vice President, UBS
                         Financial Services Inc. (1988 to 2005), New York, NY.
------------------------------------------------------------------------------------------------------------------------------------
Thomas Gimbel            Executive Managing Director, Optima Fund Management LLC (since 2004). New York, NY. Managing Director,
                         Credit Suisse Asset Management (2000 to 2004) New York, NY. Managing Director, DLJ Asset Management
                         (acquired by Credit Suisse), (1999 to 2000), New York, NY.
------------------------------------------------------------------------------------------------------------------------------------
Geoffrey Lewis           Chief Financial Officer, Optima Fund Management LLC (since 1989), New York, NY.
------------------------------------------------------------------------------------------------------------------------------------
Hal McMath               Managing Director of Research, Optima Fund Management LLC (since 2003), New York, NY. Vice President, The
                         Blackstone Group (2001 to 2003), New York, NY. Associate, Wilshire Associates, Inc. (1999 to 2001), Santa
                         Monica, CA.
------------------------------------------------------------------------------------------------------------------------------------
Robert Picard            Chief Investment Officer and   Director   of   Research, Optima  Fund   Management   LLC  (since 2004),
                         New York, NY. Vacation (2003 to 2004). Managing Director, Asset Management, Hedge Funds The Carlyle Group
                         (2002 to 2003), New York, NY. Managing Director-Alternative Investments, RBC Capital Risk Advisors (1997 to
                         2001), New York, NY.
------------------------------------------------------------------------------------------------------------------------------------
Fabio Savoldelli         Chief Global Strategist, Managing Director, Optima Fund Management LLC (since 2007), New York, NY. Chief
                         Investment Officer, Merrill Lynch Investment Managers Alternative Strategies (1996 - 2007), New York, NY.
------------------------------------------------------------------------------------------------------------------------------------
Shiv Srinivasan          Managing Director, Optima Fund Management LLC (since 2002), New York, NY. Trader, Goldman Sachs, Equities
                         Division (1998 to 2002), New York, NY.
------------------------------------------------------------------------------------------------------------------------------------
Johnny Yee               Managing Director, Optima Fund Management LLC (since 2001), New York, NY. Associate-Equity Research,
                         Thomas Weisel Partners (2000 to 2001), San Francisco, CA. Associate-Financial Services and Health Services,
                         Group Booz Allen and Hamilton (1998 to 2000), New York, NY.
------------------------------------------------------------------------------------------------------------------------------------

(A)(2)(I)-(III) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:

                  The table  below  indicates  for each member of the  Investment  Committee  of the Adviser and the  Sub-Investment
                  Adviser information about the other accounts over which such person has day-to-day investment responsibility.  All information  on the number of accounts and total assets in the table is as of March 31, 2007.  For purposes of the table,  "Other  Pooled  Investment  Vehicles" may include  investment  partnerships  and group trusts,  and "Other
                  Accounts" may include  separate  accounts for institutions or individuals,  insurance  company general or separate accounts, pension funds and other similar institutional accounts.
THE ADVISER

------------------------------------------------------------------------------------------------------------------------------------

NAME                     OTHER ACCOUNTS MANAGED THE PORTFOLIO MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
David M. Breitwieser     Other Registered Investment Companies: None.
                         Other Pooled Investment Vehicles: None.
                         Other Accounts: 182 accounts with total assets of approximately $340 million.
------------------------------------------------------------------------------------------------------------------------------------
Jessica A. Drislane      Other Registered Investment Companies: None.
                         Other Pooled Investment Vehicles: None.
                         Other Accounts: None.
------------------------------------------------------------------------------------------------------------------------------------
Joseph A. Fernandez      Other Registered Investment Companies: None.
                         Other Pooled Investment Vehicles: None.
                         Other Accounts: 160 accounts with total assets of approximately $175 million.
------------------------------------------------------------------------------------------------------------------------------------
Robin J. Kalota          Other Registered Investment Companies: None.
                         Other Pooled Investment Vehicles: None.
                         Other Accounts: 200 accounts with total assets of approximately $450 million.
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

NAME                     OTHER ACCOUNTS MANAGED THE PORTFOLIO MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
Ridgway H. Powell        Other Registered Investment Companies: None.
                         Other Pooled Investment Vehicles: None.
                         Other Accounts: 8 accounts with total assets of approximately $274 million.
------------------------------------------------------------------------------------------------------------------------------------
Steven H. Reiff          Other Registered Investment Companies: None.
                         Other Pooled Investment Vehicles: None.
                         Other Accounts: None.
------------------------------------------------------------------------------------------------------------------------------------
Christopher E. Sheldon   Other Registered Investment Companies: None.
                         Other Pooled Investment Vehicles: None.
                         Other Accounts: None.
------------------------------------------------------------------------------------------------------------------------------------

The Adviser receives no fees based on the investment performance of any account.

THE SUB-INVESTMENT ADVISER

------------------------------------------------------------------------------------------------------------------------------------

NAME                     OTHER ACCOUNTS MANAGED THE PORTFOLIO MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
Dixon Boardman           Other Registered Investment Companies:  None.
                         Other Pooled Investment Vehicles:  27 entities with total assets of approximately $2.72 billion.
                         Other Accounts: None.
------------------------------------------------------------------------------------------------------------------------------------
Thomas Gimbel            Other Registered Investment Companies:  None.
                         Other Pooled Investment Vehicles:  27 entities with total assets of approximately $2.72 billion.
                         Other Accounts:  None.
------------------------------------------------------------------------------------------------------------------------------------
Geoffrey Lewis           Other Registered Investment Companies:  None.
                         Other Pooled Investment Vehicles:  27 entities with total assets of approximately $2.72 billion.
                         Other Accounts: None.
------------------------------------------------------------------------------------------------------------------------------------
Hal McMath               Other Registered Investment Companies:  None.
                         Other Pooled Investment Vehicles:  27 entities with total assets of approximately $2.72 billion.
                         Other Accounts:  None.
------------------------------------------------------------------------------------------------------------------------------------
Robert Picard            Other Registered Investment Companies:  None
                         Other Pooled Investment Vehicles:  27 entities with total assets of approximately $2.72 billion.
                         Other Accounts:  None.
------------------------------------------------------------------------------------------------------------------------------------
Fabio Savoldelli         Other Registered Investment Companies:  None
                         Other Pooled Investment Vehicles:  27 entities with total assets of approximately $2.72 billion.
                         Other Accounts:  None.
------------------------------------------------------------------------------------------------------------------------------------
Shiv Srinivasan          Other Registered Investment Companies:  None.
                         Other Pooled Investment Vehicles:  27 entities with total assets of approximately $2.72 billion.
                         Other Accounts:  None.
------------------------------------------------------------------------------------------------------------------------------------
Johnny Yee               Other Registered Investment Companies:  None.
                         Other Pooled Investment Vehicles:  27 entities with total assets of approximately $2.72 billion.
                         Other Accounts:  None.
------------------------------------------------------------------------------------------------------------------------------------

The Sub-Investment Adviser receives a fee based upon the investment performance of:

    o    No Registered Investment Companies.
    o    27 Other Pooled Investment Vehicles with total assets of $2.74 billion.
    o    No Other Accounts.

(A)(2)(IV) CONFLICTS OF INTEREST:

         When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Registrant does not believe that any material conflicts are likely to arise out of the Investment Committees' members' responsibility for the management of the Registrant as well as one or more other accounts. The Adviser and the Sub-Investment Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

         Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

         A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply. For example, an Investment Fund manager may inform the Adviser or Sub-Investment Adviser that the Investment Fund will accept only a specified aggregate investment from the firm, due to investment capacity constraints or other reasons. If the Adviser or Sub-Investment Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the Investment Fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. The Adviser generally does not invest the assets of any clients other than the Registrant in the types of Investment Funds in which the Registrant will invest. Although the Sub-Investment Adviser will invest assets of other clients in such Investment Funds, the Sub-Investment Adviser has policies that require a portfolio manager to allocate all investment opportunities in which the Registrant might invest in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives, subject to differences and exceptions resulting from consideration of the factors described below

         Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in Investment Funds are placed. If a portfolio manager determines that a particular Investment Fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the Investment Fund is otherwise no longer a desirable investment, but that Investment Funds imposes restrictions as to the amount it can or will redeem, the portfolio manager may not be able to redeem the desired amount as to each client. If the portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When a portfolio manager, due to investment outlook, intends to redeem interests in an Investment Fund for more than one account, the policies of the Adviser and the Sub-Investment Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions as described below.

         In order to ensure that the Sub-Investment Adviser will fairly allocate investment opportunities among its clients taking into account the legitimate needs and circumstances of each client, the Sub-Investment Adviser's Investment Policy Committee and Portfolio Committee will consider the following factors, among other things, in allocating investment opportunities among clients, which factors may indicate the need for exceptions from a strict pro rata allocation: (i) any specific client requirements for underlying liquidity; (ii) client requirements for specific asset allocation; (iii) the imposition of penalty fees associated with withdrawal from such an investment in light of anticipated client liquidity needs or events; (iv) specific client requests to invest with a particular manager or to not invest with such a manager; (v) client cash inflows and outflows and available cash balances; (vi) the time of entry of such an investment opportunity;
         (vii) portfolio construction constraints; (viii) materiality of position; (ix) a client's ERISA status, if applicable, and the existence of limitations at the Investment Fund level on investments by ERISA plans; and (x) specific client requirements to hold an actual meeting with underlying managers (which may result in a delay in making the implementation of a particular investment for such a client). In instances of limited manager capacity, the Sub-Investment Adviser will allocate such investment opportunities among clients as fairly as possible within specific client constraints.

         A portfolio manager might have an incentive to favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Sub-Investment Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager's compensation. See "Compensation of Portfolio Managers" below for a description of the structure of the compensation arrangements of the members of the Investment Committee of each firm. The Adviser charges no performance based advisory fees on any clients account. The Sub-Investment Adviser receives performance fees with respect to several accounts other than the Registrant. As noted above, however, both the Adviser and the Sub-Investment Adviser have policies designed to ensure equitable treatment of accounts, regardless of performance fees.

         A portfolio manager might also seek to favor an account: a) if the portfolio manager has a beneficial interest in the account, b) in order to benefit a large client or c) to compensate a client that previously had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser or the Sub-Investment Adviser imposes certain trading restrictions and reporting requirements as to accounts in which a portfolio manager or certain family members have a personal interest in order to assist these firms in monitoring any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, both firms monitor dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(A)(3)   COMPENSATION OF PORTFOLIO MANAGERS:

         The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser. This is achieved, among other means, through incentive payments based in part upon their respective firm's financial performance.

         COMPENSATION OF THE ADVISER'S PORTFOLIO MANAGERS.

         The Adviser has no employees of its own. All members of the Adviser's Investment Committee are employed and compensated by affiliates of Mellon Financial Corporation ("Mellon"). Compensation arrangements of these investment professionals are determined on the basis of the investment professional's overall services to the Adviser and one or more other Mellon affiliated entities and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the members of the Adviser's Investment Committee is currently comprised of the following basic components: base salary and participation in an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of Mellon affiliated investment firms. In addition, all members of the Adviser's Investment Committee may also receive options of common shares or restricted stock of common shares of Mellon. The following describes each component of the compensation package of the members of the Adviser's Investment Committee:

         1. BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional's overall compensation. Mellon affiliates seek to set compensation at competitive market rates, taking into account the experience and responsibilities of the investment professional.

         2 ANNUAL BONUS PLAN. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual. The size of the overall bonus pool is determined by the financial performance of Mellon overall and the investment business of Mellon's Private Wealth Management division. In the case of all members of the Investment Committee, the size of an individual's participation in such bonus pool is determined by reference to: (i) the person's base salary, and (ii) the achievement of certain previously prescribed professional goals and objectives, none having to do with the investment performance of a specific account or group of accounts. Any bonus under the plan is completely discretionary.

         3. STOCK AWARDS. Investment professionals may receive options to purchase shares of stock of Mellon Financial Corporation, the parent company of the Adviser. Such options permit the investment professional to purchase a specified amount of stock at the strike price which is the fair market value on the date of grant. The option will vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests ratably over a period of generally three years, although the time period could vary. In the case of either options or restricted stock, if an employee
              leaves  before  vesting,   the  unvested   options  or  stock  are
              forfeited.

         COMPENSATION OF THE SUB-INVESTMENT ADVISER'S PORTFOLIO MANAGERS.

         The Sub-Investment Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Sub-Investment Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Sub-Investment Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Sub-Investment Adviser. In addition, Messrs. Boardman and Lewis are equity owners of the parent company of the Sub-Investment Adviser. Messrs. Gimbel and Picard participate in a stock option program. The following describes each component of the compensation package for the members of the Sub-Investment Adviser's Investment Committee:

         1. BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Investment Adviser considers base compensation a significant component of an investment professional's overall compensation and seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

         2. INVESTMENT BONUS PLAN. Under the Sub-Investment Adviser's plan, members of the Investment Committee are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

              (I) INVESTMENT PERFORMANCE: Although no one individual employed by the Sub-Investment Adviser has exclusive responsibility as to any specific account, the investment performance of all accounts as to which the Investment Committee has day-to-day responsibility over a one-year period is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. In addition, the investment performance of any Investment Fund held by the firm on behalf of any clients as a result of such individual's identification and recommendation of such fund is taken into account. The amount of total assets in all accounts for which the Committee has day-to-day responsibility is also considered.

              (II) THE PROFITABILITY OF THE SUB-INVESTMENT ADVISER: The profitability of all operations the Sub-Investment Adviser's parent company is also considered in determining bonus awards.

              (III) NON-INVESTMENT    PERFORMANCE:     The    more    intangible
                    contributions of an investment professional to the Sub-Investment Adviser's business, including the investment professional's achievement of previously prescribed goals and objectives, support of sales activities, new fund/strategy idea generation, professional growth and development, and management responsibility, where applicable, are evaluated in determining the amount of any bonus award.

         3. STOCK OPTIONS. As noted above, Messrs. Gimbel and Picard receive options to purchase restricted interests of Optima Group Holdings LLC, the parent company of the Sub-Investment Adviser. Such options permit the investment professional to purchase a set amount of interests at the strike price on the date of grant. The strike price is calculated in accordance with a formula tied to the value of the parent company. The option can be exercised for a set period (normally a number of years) and the investment professional would be eligible to exercise the option if the firm was sold prior to the expiration date.

(A)(4)(A)  FUND OWNERSHIP BY PORTFOLIO MANAGERS:

         The following table indicates as of May 31, 2007 the value, within the indicated range, of shares beneficially owned by the Adviser's Investment Committee in the Registrant. For purposes of this table, the following letters indicates the range indicated below:

         A   -   $0
         B   -   $1 - $10,000
         C   -   $10,001 - $50,000
         D   -   $50,001 - $100,000
         E   -   $100,001 - $500,000
         F   -   $500,001 - $1,000,000
         G   -   More than $1 million

         -------------------------------------------- ----------- ------------------------- ------------
                  ADVISER'S PORTFOLIO                  OWNERSHIP   SUB-INVESTMENT ADVISER'S  OWNERSHIP
                     MANAGER NAME                                  PORTFOLIO MANAGER NAME
         -------------------------------------------- ----------- ------------------------- ------------
          David M. Breitwieser                            A        Dixon Boardman                 A
         -------------------------------------------- ----------- ------------------------- ------------
          Jessica Drislane                                A        Thomas Gimbel                  A
         -------------------------------------------- ----------- ------------------------- ------------
          Joseph A. Fernandez                             A        Geoffrey Lewis                 A
         -------------------------------------------- ----------- ------------------------- ------------
          Robin J. Kalota                                 A        Hal McMath                     A
         -------------------------------------------- ----------- ------------------------- ------------
          Ridgway H. Powell                               D        Robert Picard                  A
         -------------------------------------------- ----------- ------------------------- ------------
          Steven H. Reiff                                 A        Fabio Savoldelli               A
         -------------------------------------------- ----------- ------------------------- ------------
          Christopher E. Sheldon                          A        Shiv Srinivasan                A
         -------------------------------------------- ----------- ------------------------- ------------
                                                                   Johnny Yee                     A

         -------------------------------------------- ----------- ------------------------- ------------

(A)(4)(B) Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):        /s/ Barbara A. McCann
                                 -----------------------------------------------
                                 Barbara A. McCann, Secretary and Vice President

                                 Date:  June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):        /s/ Patrick J. Sheppard
                                 -----------------------------------------------------
                                 Patrick J. Sheppard, President and Chief Executive Officer

                                 Date:  June 8, 2007



By (Signature and Title):        /s/ Steven M. Anderson
                                 -----------------------------------------------------
                                 Steven M. Anderson, Vice President and Treasurer

                                 Date:  June 8, 2007
